Exhibit 99.2

SHARONAI HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

(in US dollars (US$))

	Historical		Pro Forma
	SharonAI As Reported	Roth As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	1,364,550	16,083	(193,917)	2(a)	903,181
			(48,686)	2(b)
			(234,849)	2(c)
Trade and other receivables	305,542	-	-		305,542
Assets held for sale	1,124,083	-	-		1,124,083
Other current assets	140,598	5,208	-		145,806
Total current assets	2,934,773	21,291	(477,452)		2,478,612
Property and equipment, net	3,777,613	-	-		3,777,613
Right of use asset, net	7,476,827	-	-		7,476,827
Goodwill	18,044,215	-	-		18,044,215
Certificates of deposits	906,201	-	-		906,201
Other long-term assets	850,000	-	-		850,000
Total assets	33,989,629	21,291	(477,452)		33,533,468

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Trade and other payables	562,156	1,551,314	(234,849)	2(c)	1,878,621
Advances from related party	-	256,636	(256,636)	2(g)	-
Warrant liabilities	-	1,335,000	-		1,335,000
Finance lease liabilities, current portion	3,542,831	-	-		3,542,831
Borrowings	516,405	-	-		516,405
Total current liabilities	4,621,392	3,142,950	(491,485)		7,272,857
Finance lease liabilities, net of current portion	4,108,328	-	-		4,108,328
Total liabilities	8,729,720	3,142,950	(491,485)		11,381,185

Stockholders’ equity (deficit):
Series A Preferred Stock	2	-	(2)	2(d)	-
Series B Convertible Preferred Stock	3	-	(3)	2(d)	-
Common stock (Note 1)	107	-	52,075	2(d)	56,935
			4,528	2(e)
			225	2(g)
Super Common Stock	-	-	682	2(d)	682
Class A ordinary shares	-	4,521	(4,521)	2(e)	-
Class B ordinary shares	-	7	(7)	2(e)	-
Additional paid-in capital	34,750,473	7,769,174	(7,769,174)	2(f)	35,006,884
			256,411	2(g)
Accumulated deficit	(9,541,918)	(10,895,361)	(193,917)	2(a)	(12,963,460)
			(48,686)	2(b)
			(52,752)	2(d)
			7,769,174	2(f)
Noncontrolling interest	56,813	-	-		56,813
Accumulated other comprehensive loss (AOCI)	(5,571)	-	-		(5,571)
Total stockholders’ equity (deficit)	25,259,909	(3,121,659)	14,033		22,152,283
Total liabilities and stockholders’ equity (deficit)	33,989,629	21,291	(477,452)		33,533,468

SHARONAI HOLDINGS, INC.

Unaudited Pro Forma Combined Statement of Operations

For the Nine Months Ended September 30, 2025

(in US dollars (US$))

	Historical		Pro Forma
	SharonAI As Reported	Roth As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue	1,208,824	-	-		1,208,824
Cost of revenue	(1,083,426)	-	-		(1,083,426)
Gross profit	125,398	-	-		125,398

Shared based compensation	(1,446,312)	-	-		(1,446,312)
Selling, general, and administrative expenses	(2,970,874)	(945,973)	-		(3,916,847)
Other expenses	(2,019,907)	-	-		(2,019,907)
Other income	961,713	-	-		961,713
Loss from operations	(5,349,982)	(945,973)	-		(6,295,955)
Change in fair value of digital assets	(406,345)	-	-		(406,345)
Change in fair value of warrant liabilities	-	(1,112,500)	-		(1,112,500)
Interest expense, net	(127,430)	-	-		(127,430)
Profit/(Loss) before income taxes	(5,883,757)	(2,058,473)	-		(7,942,230)
Income tax benefit	219,935	-	-		219,935
Net loss	(5,663,822)	(2,058,473)	-		(7,722,295)
Net loss attributable to noncontrolling interest	(27,185)	-	-		(27,185)
Net loss Attributable to owners of the Company	(5,636,637)	(2,058,473)	-		(7,695,110)
Weighted average shares outstanding of Class A common stock – basic and diluted	1,067,213	41,817,414			576,240,587
Basic and diluted net (loss) per share attributable to common stockholders	(5.282)	(0.049)			(0.013)

SHARONAI HOLDINGS, INC.

Unaudited Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2024

(in US dollars (US$))

	Historical		Pro Forma
	SharonAI As Adjusted (Note 6)	Roth As Reclassified (Note 5)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue	1,170,923	-	-		1,170,923
Cost of revenue	(1,474,395)	-	-		(1,474,395)
Gross loss	(303,472)	-	-		(303,472)

Shared based compensation	(3,266,895)	-	-		(3,266,895)
Selling, general, and administrative expenses	(3,420,966)	(650,122)	(193,917)	3(a)	(4,265,005)
Other expenses	(2,201,728)	-	-		(2,201,728)
Loss from operations	(9,193,061)	(650,122)	(193,917)		(10,037,100)
Change in fair value of digital assets	600,423	-	-		600,423
Change in fair value of warrant liabilities	-	333,750	-		333,750
Other income	1,272,955	-	-		1,272,955
Interest expense, net	(147,483)	435,437	(435,437)	3(b)	(147,483)
Profit/(Loss) before income taxes	(7,467,166)	119,065	(629,354)		(7,977,455)
Income tax expense	(74,077)	-	-		(74,077)
Net income/(loss)	(7,541,243)	119,065	(629,354)		(8,051,532)
Net loss attributable to noncontrolling interest	(18,717)	-	-		(18,717)
Net loss Attributable to owners of the Company	(7,522,526)	119,065	(629,354)		(8,032,815)
Weighted average shares outstanding of Class A common stock – basic and diluted	556,356	5,851,522			576,240,587
Basic and diluted net income (loss) per share attributable to common stockholders	(13.521)	0.020			(0.014)

SHARONAI HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma combined financial information presents the financial information of Pubco (SharonAI Holdings Inc) adjusted to give effect to the Business Combination and related transactions with Sharon AI and Roth, as well as the acquisition of DSS completed by SharonAI, to the extent not yet reflected in SharonAI’s historical financial information (as more fully described in Note 7), and certain other reclassifications adjustments completed by Roth, to the extent not yet reflected in Roth’s historical financial information (as more fully described in Note 5). The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, SEC Release No. 33-10786 “Amendments to Financial Disclosures About Acquired and Disposed Businesses”. SharonAI has not had any historical relationship with SharonAI Holdings Inc or Roth prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The DSS Acquisition was accounted for using the acquisition method of accounting for business combinations under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”).

The Business Combination will be accounted for as a reverse recapitalization, in accordance with US GAAP. Under this method of accounting, SharonAI Holdings Inc and Roth will be treated as the “acquired” companies for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of SharonAI issuing shares at the closing for the net assets or liabilities, as relevant, of Pubco and Roth as of the closing date, accompanied by a recapitalization. The net assets or liabilities, as relevant, of Pubco and Roth will be stated at historical costs, with no goodwill or other intangible assets recorded.

SharonAI has been determined to be the accounting acquirer based on the following:

●	SharonAI’s current majority shareholder will have the largest voting interest;

●	Original shareholders of SharonAI have the ability to nominate the majority of the members of the board of directors;

●	The existing senior management of SharonAI will continue to be the senior management following the Business Combination;

●	The business of SharonAI will comprise the ongoing operations following the Business Combination; and

●	SharonAI is the larger entity, both in terms of substantive operations and number of employees.

The unaudited pro forma combined balance sheet as of September 30, 2025 combines:

●	the historical unaudited condensed consolidated balance sheet of SharonAI as of September 30, 2025; and

●	the historical unaudited condensed consolidated balance sheet of Roth as of September 30, 2025.

The unaudited pro forma combined balance sheet has been prepared to give effect to the Business Combination if it had been consummated on September 30, 2025.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2025 combines:

●	the historical unaudited condensed consolidated statement of operations of SharonAI for the nine months ended September 30, 2025; and

●	the historical unaudited condensed consolidated statement of operations of Roth for the nine months ended September 30, 2025.

The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2024 combines:

●	the historical audited consolidated statement of operations of SharonAI for the twelve months ended December 31, 2024;

●	the historical audited statement of operations of Roth for the twelve months ended December 31, 2024; and

●	the historical audited statement of operations of DSS for the six months ended June 30, 2024.

The unaudited pro forma combined statement of operations has been prepared to give effect to the Business Combination and related transactions and the DSS Acquisition summarized below as if they had been consummated on January 1, 2024, the beginning of the earliest period presented. These periods are presented on the basis that SharonAI is the accounting acquirer.

The unaudited pro forma combined balance sheet as of September 30, 2025 has been prepared using, and should be read in conjunction with:

●	Pubco’s unaudited condensed balance sheet as of September 30, 2025 and the related notes thereto included elsewhere in this registration statement;

●	SharonAI’s unaudited condensed consolidated balance sheet as of September 30, 2025 and the related notes thereto included elsewhere in this registration statement;

●	Roth’s unaudited condensed consolidated balance sheet as of September 30, 2025 and the related notes thereto included in Roth’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2025 and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2025 has been prepared using, and should be read in conjunction with:

●	Pubco’s unaudited condensed statement of operations for the nine months ended September 30, 2025 and the related notes thereto included elsewhere in this registration statement;

●	SharonAI’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025 and the related notes thereto included elsewhere in this registration statement;

●	Roth’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025 and the related notes thereto included in Roth’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2025 and incorporated herein by reference;

The unaudited pro forma combined statement of operations for the year ended December 31, 2024 has been prepared using, and should be read in conjunction with:

●	Pubco’s audited statement of operations for the period from December 30, 2024 (Inception) to December 31, 2024 and the related notes thereto included elsewhere in this registration statement;

●	SharonAI’s audited consolidated statement of operations for the year ended December 31, 2024 and the related notes thereto included elsewhere in this registration statement;

●	Roth’s audited consolidated statement of operations for the year ended December 31, 2024 and the related notes thereto included in Roth’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 and incorporated herein by reference;

●	DSS’s audited consolidated statement of operations for the six-month period ended June 30, 2024 and the related notes thereto included elsewhere in this registration statement;

This information should be read together with the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SharonAI” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of DSS” included elsewhere in this registration statement.

The historical financial statements of Pubco, SharonAI, Roth and DSS were prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP).

The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an understanding of SharonAI upon consummation of the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that SharonAI believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. SharonAI management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial information.

Note 2 - Adjustments to unaudited pro forma combined balance sheet as of September 30, 2025.

The adjustments included in the unaudited proforma combined balance sheet as of September 30, 2025 are as follows:

2(a)	Reflects remaining estimated transaction costs expected to be incurred by SharonAI of approximately $193,917, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $193,917 is reflected as an adjustment to accumulated losses.

2(b)	Reflects remaining estimated transaction costs expected to be incurred by Roth of approximately $48,686, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $48,686 is reflected as an adjustment to accumulated losses. The Roth estimated transaction costs excludes the deferred legal fees included in note 2(c).

2(c)	Reflects the payment of deferred legal fees incurred by Roth that will become due following the Closing.

2(d)	Reflects the recapitalization of SharonAI through the contribution of all outstanding SharonAI Common Stock, SharonAI Series A Preferred Stock and SharonAI Series B Convertible Preferred Stock of SharonAI to Roth and the issuance of 521.8 million and 6.8 million of Pubco Class A Ordinary Common Stock and Pubco Class B Super Common Stock, respectively. As a result of the recapitalization, the carrying value of (i) SharonAI Series A Preferred Stock of US$2, (ii) SharonAI Series B Convertible Preferred Stock of US$3, and (iii) SharonAI Common Stock of US$107 were derecognized.

2(e)	Reflects the conversion of 45,203,220 Roth Class A ordinary shares and 75,000 Roth Class B ordinary shares into 45,278,220 Pubco Class A Ordinary Common stock.

2(f)	Reflects the elimination of Roth’s historical additional paid-in capital balance.

2(g)	Reflects the conversion of $269,999.70 of related party debt converted in 2,249,999 Roth Class A ordinary shares and subsequently into 2,249,999 Pubco Class A Ordinary Common stock

Note 3 - Adjustments to unaudited pro forma combined statement of operations for the year ended December 31, 2024.

The adjustments to the unaudited pro forma combined statement of operations for the year ended December 31, 2024 in relation to the Business Combination are as follows:

3(a)	Reflects remaining estimated transaction costs expected to be incurred by SharonAI of approximately $288,917, for legal, accounting and advisory services in connection with the Business Combination and related transactions. None of these fees have been accrued as of the pro forma balance sheet date. The amount of $288,917 is reflected as an adjustment to accumulated losses.

3(b)	Reflects the elimination of interest earned on the investments held in the Trust Account.

Note 4 - Loss per Share

Represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2025. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented.

Note 5 - Roth Reclassifications Adjustments

During the preparation of the unaudited pro forma combined financial information, SharonAI performed a preliminary analysis to identify differences in SharonAI’s and the historical financial statement presentation and significant accounting policies of Roth. Based on its initial analysis, SharonAI did not identify any differences in accounting policies that would have a material impact on the unaudited pro forma combined financial information. However, certain reclassification adjustments have been made to conform Roth’s historical financial statement captions to SharonAI’s financial statement captions in the unaudited pro forma combined financial information. These reclassifications have no effect on previously reported total assets, total liabilities, stockholders’ equity/deficit, total revenues, total expenses, or net income of Roth.

Following the completion of the merger, or as more information becomes available, SharonAI will finalize its comprehensive review of financial statement presentation and accounting policies. Therefore, the pro forma financial information may not reflect all reclassifications necessary to conform Roth’s presentation to that of SharonAI due to limitations on the availability of information as of the date of this information statement and proxy statement/prospectus. Accounting policy differences and additional reclassification adjustments may be identified as more information becomes available.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI’s presentation in the unaudited pro forma combined balance sheet as of September 30, 2025:

		As of September 30, 2025
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
ASSETS	ASSETS
Current Assets:	Current assets:
Cash	Cash and cash equivalents	16,083	-		16,083
Prepaid expenses		1,875	(1,875)	5(a)	-
Short-term prepaid insurance		3,333	(3,333)	5(a)
	Other current assets		5,208	5(a)	5,208
	Total current assets	21,291	-		21,291
	Total assets	21,291	-		21,291

LIABILITIES AND SHAREHOLDERS’ DEFICIT	LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:	Current liabilities:
Accounts payable and accrued expenses		1,551,314	(1,551,314)	5(b)	-
	Trade and other payables		1,551,314	5(b)	1,551,314
Advances from related party		256,636	-		256,636
	Trade and other payables		-		-
Warrant liabilities	Warrant liabilities	1,335,000	-		1,335,000
	Total liabilities	3,142,950	-		3,142,950

Shareholders’ Deficit:	Shareholders’ equity (deficit)
Class A ordinary shares	Class A ordinary shares	4,521	-		4,521
Class B ordinary shares	Class B ordinary shares	7	-		7
Additional paid-in capital	Additional paid-in capital	7,769,174	-		7,769,174
Accumulated deficit	Accumulated deficit	(10,895,361)	-		(10,895,361)
	Total stockholders’ equity (deficit)	(3,121,659)	-		(3,121,659)
	Total liabilities and stockholders’ equity (deficit)	21,291	-		21,291

5(a)	Represents the reclassification of “Prepaid” on Roth’s balance sheet into “Other current assets” to conform to SharonAI’s balance sheet presentation.

5(b)	Represents the reclassification of “Accounts payable and accrued expenses” on Roth’s balance sheet into “Trade and other payables” to conform to SharonAI’s balance sheet presentation.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI’s presentation in the unaudited pro forma condensed combined statement of profit for the nine months ended September 30, 2025:

		For the Nine Months Ended September 30, 2025
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
Formation and operating costs		(945,973)	945,973	5(d)	-
	Selling, general, and administrative expenses		(945,973)	5(d)	(945,973)
Loss from operations	Loss from operations	(945,973)	-		(945,973)
Change in fair value of warrant liabilities	Change in fair value of warrant liabilities	(1,112,500)	-		(1,112,500)
Net income/(loss)	Net loss	(2,058,473)	-		(2,058,473)

5(d)	Represents the reclassification of “Formation and operating costs” on Roth’s statement of profit or loss into “Selling, general, and administrative expenses” to conform to SharonAI’s statement of operations presentation.

The following sets forth the reclassification adjustments made to conform Roth’s presentation to SharonAI’s presentation in the unaudited pro forma condensed combined statement of profit for the year ended December 31, 2024:

		Year ended December 31, 2024
Roth caption	SharonAI caption	Roth As Reported	Reclassification Adjustments	Note	Roth As Reclassified
General and administrative expenses		(650,122)	650,122	5(e)	-
	Selling, general, and administrative expenses		(650,122)	5(e)	(650,122)
Loss from operations	Loss from operations	(650,122)	-		(650,122)
Change in fair value of warrant liabilities	Change in fair value of warrant liabilities	333,750	-		333,750
Interest income on cash and marketable securities held in Trust Account		435,437	(435,437)	5(f)	-
	Interest expense, net		435,437	5(f)	435,437
Net income/(loss)	Net income/(loss)	119,065	-		119,065

5(e)	Represents the reclassification of “Formation and operating costs” on Roth’s statement of profit or loss into “Selling, general, and administrative expenses” to conform to SharonAI’s statement of operations presentation.

5(f)	Represents the reclassification of “Interest income on cash and marketable securities held in Trust Account” on Roth’s statement of profit or loss into “Interest income, net” to conform to SharonAI’s statement of operations presentation.

Note 6 - Pro Forma Adjustments for DSS Acquisition

Certain transaction accounting adjustments have been made in the historical presentation of SharonAI’s statement of operations for the year ended December 31, 2024 to present the effects of the DSS Acquisition. SharonAI (as adjusted) presented in the combined statements of operations for the year ended December 31, 2024 reflects the effects of the DSS Acquisition as if the acquisition had been consummated on January 1, 2024, the beginning of the earliest period presented.

The results of DSS are included in the historical financial information of SharonAI from July 1, 2024. Accordingly, no adjustments have been made to the historical financial information for SharonAI as presented in the unaudited pro forma combined balance sheet as of June 30, 2025 for the DSS Acquisition. Adjustments have been made to the historical financial information for SharonAI as presented in the unaudited pro forma combined statement of operations for the year ended December 31, 2024 to include the results of DSS from January 1, 2024 to June 30, 2024.

The adjustments to reflect the effects of the DSS Acquisition on SharonAI’s historical audited consolidated statement of operations for the year ended December 31, 2024 are summarized as follows.

	Historical	DSS	DSS Acquisition Transaction
	SharonAI As Reported	As Reclassified (Note 7)	Accounting Adjustments	Note	SharonAI As Adjusted
Revenue	438,292	732,631			1,170,923
Cost of revenue	(719,993)	(754,402)			(1,474,395)
Gross loss	(281,701)	(21,771)	-		(303,472)

Shared based compensation	(253,728)	(3,013,167)			(3,266,895)
Selling, general, and administrative expenses	(2,368,745)	(502,221)	(550,000)	6(a)	(3,420,966)
Other expenses	(2,047,133)	(154,595)			(2,201,728)
Loss from operations	(4,951,307)	(3,691,754)	(550,000)		(9,193,061)
Change in fair value of digital assets	157,923	442,500			600,423
Other income	921,322	351,633			1,272,955
Interest expense, net	(19,028)	(128,455)			(147,483)
Loss before income taxes	(3,891,090)	(3,026,076)	(550,000)		(7,467,166)
Income tax expense	(32,908)	(41,169)	-	6(b)	(74,077)
Net income/(loss)	(3,923,998)	(3,067,245)	(550,000)		(7,541,243)

Net loss attributable to noncontrolling interest	(18,717)	-			(18,717)
Net loss attributable to SharonAI Inc.	(3,905,281)	(3,067,245)	(550,000)		(7,522,526)

6(a)	Reflects the incremental amortization expense related to the intangible assets acquired by SharonAI for the period from January 1, 2024 to June 30, 2024. Amortization is calculated assuming a straight-line method of amortization based on the estimated fair value and useful lives of each intangible asset as of the closing of the DSS Acquisition. The intangible asset acquired by SharonAI include the technology and was determined to have weighted average useful lives of approximately 2 years. The following summarizes the pro forma adjustment to record the incremental amortization expense resulting from SharonAI’s acquisition of DSS.

Period from January 1, 2024 to June 30, 2024
Selling, general, and administrative expenses	(550,000)

6(b)	Reflects the estimated income tax impact of the pro forma transaction accounting adjustments for the DSS Acquisition as described herein, using the statutory tax rate in the United States of 21%, net of valuation allowances.

Note 7 - DSS Reclassifications Adjustments

For purposes of preparing SharonAI (as adjusted), presented in the pro forma combined statement of operations for the year ended December 31, 2024, certain reclassifications have been made to confirm the historical presentation of DSS’s statement of profit or loss to conform to the historical presentation of SharonAI’s statement of operations used in the unaudited pro forma combined statement of operations.

The following sets forth the pre-acquisition adjustments and reclassifications made to conform DSS’s statement of profit or presentation to SharonAI’s statement of operations presentation for the year ended December 31, 2024:

		Period from January 1, 2024 to June 30, 2024
DSS caption	SharonAI caption	DSS As Reported	Reclassification Adjustments	Note	DSS As Reclassified
Revenue	Revenue	732,631	-		732,631
Cost of revenue	Cost of revenue	(754,402)	-		(754,402)
Gross profit/(loss)	Gross loss	(21,771)	-		(21,771)

Shared based compensation	Shared based compensation	(3,013,167)	-		(3,013,167)
Selling, general, and administrative expenses	Selling, general, and administrative expenses	(502,221)	-		(502,221)
Other expenses	Other expenses	(154,595)	-		(154,595)
Profit/(Loss) from operations	Loss from operations	(3,691,754)	-		(3,691,754)
Gain on sale of intangible assets		73,425	(73,425)	7(a)	-
	Other income		73,425	7(a)	73,425
Fair value gain on revaluation of digital assets		442,500	(442,500)	7(b)	-
	Change in fair value of digital assets		442,500	7(b)	442,500
Other income	Other income	278,208	-		278,208
Interest expense, net	Interest expense, net	(128,455)	-		(128,455)
Profit/(Loss) before income taxes	Loss before income taxes	(3,026,076)	-		(3,026,076)
Income tax expense	Income tax expense	(41,169)	-		(41,169)
Net income/(loss)	Net loss	(3,067,245)	-		(3,067,245)

7(a)	Represents the reclassification of “Gain on sale of intangible assets” on DSS’s statement of profit or loss into “Other income” to conform to SharonAI’s statement of operations presentation.

7(b)	Represents the reclassification of “Fair value gain on revaluation of digital assets” on DSS’s statement of profit or loss into “Change in fair value of digital assets” to conform to SharonAI’s statement of operations presentation.